Exhibit 99.2


                                      Index

          Investor Presentation and Supplemental Financial Information

Item                                                                        Page
----                                                                        ----

Investor Presentation to Shareholders, March 17, 2004,
  Financial Data Performance ..............................................   1

Fiscal 2001 Results of Operations
  Quarter Ending October 31, 2000 .........................................  10
  Quarter Ending January 31, 2001  ........................................  11
  Quarter Ending April 30, 2001  ..........................................  12
  Quarter Ending July 31, 2001  ...........................................  13
  Year Ending July 31, 2001  ..............................................  14

Fiscal 2002 Results of Operations
  Quarter Ending October 31, 2001 .........................................  15
  Quarter Ending January 31, 2002  ........................................  16
  Quarter Ending April 30, 2002  ..........................................  17
  Quarter Ending July 31, 2002  ...........................................  18
  Year Ending July 31, 2002  ..............................................  19

Fiscal 2003 Results of Operations
  Quarter Ending October 31, 2002 .........................................  20
  Quarter Ending January 31, 2003  ........................................  21
  Quarter Ending April 30, 2003  ..........................................  22
  Quarter Ending July 31, 2003  ...........................................  23
  Year Ending July 31, 2003  ..............................................  24

Fiscal 2004 Results of Operations
  Quarter Ending October 31, 2003 .........................................  25
  Quarter Ending January 31, 2004  ........................................  26
  Six Months Ending January 31, 2004  .....................................  27

Reconciliation of Gross Margin to Adjusted Gross Margin ...................  28
Reconciliation of GAAP to EBITDA Product development and enhancement ......  29
Reconciliation of GAAP to EBITDA Selling and Marketing ....................  30
Reconciliation of GAAP to EBITDA General and Administrative ...............  31

                         INTERNET COMMERCE CORPORORATION

                       A PRESENTATION TO OUR SHAREHOLDERS


                                 MARCH 17, 2004


                           FINANCIAL DATA PERFORMANCE

ICC Services and Products


o     ICC.NET

      o     ICC.NET Service (Internet-based VAN)
      o     EDI Mapping Factory
      o     XML Services
      o     EDI for web-based retailers
      o     HIPPA.ICC.NET EDI for the health care industry
      o     Large-scale electronic document management and delivery
      o     ICC.CATALOG
      o     Point-of-Sale service
      o     EDI to fax service


o     Service Bureau

      o     EDI Service Bureau
      o     ScanPak Professional
      o     UPC Manager Windows
      o     EZEDI Windows

o     Professional Services

      o     Custom Solutions
      o     Consulting Services

ICC.NET Quarterly VAN Services Revenue (excluding Triaton and Mapping
Services)

                                 -----------------------------------------------
                 2001              Q1 2001     Q2 2001     Q3 2001     Q4 2001
                                 -----------------------------------------------
Revenue                             655,159     784,918    1,102,156   1,235,958
Adjusted Gross Margins                 -23%          3%          21%         11%




                 2002              Q1 2002     Q2 2002     Q3 2002     Q4 2002
                                 -----------------------------------------------
Revenue                           1,500,124   1,441,741    1,638,086   1,686,325
Adjusted Gross Margins                   4%         33%          48%         44%




                 2003              Q1 2003     Q2 2003     Q3 2003     Q4 2003
                                 -----------------------------------------------
Revenue                           1,948,959   1,885,557    2,204,631   2,256,711
Adjusted Gross Margins                  53%         50%          58%         61%




                 2004              Q1 2004     Q2 2004
                                 -----------------------
Revenue                           2,355,730   2,119,470
Adjusted Gross Margins                  63%         59%

ICC Revenue by Source (excluding Triaton)

                                 -----------------------------------------------
                 2001              Q1 2001     Q2 2001     Q3 2001     Q4 2001
                                 -----------------------------------------------
Van Services                        655,159     784,918    1,102,156   1,235,958
Service Bureau                      411,225     345,959      329,319     375,584
Professional Services                           794,706      816,052     910,254
Mapping Services                                406,803      293,939     211,985



                 2002              Q1 2002     Q2 2002     Q3 2002     Q4 2002
                                 -----------------------------------------------
Van Services                      1,500,124   1,441,741    1,638,085   1,686,325
Service Bureau                      419,588     378,804      419,567     415,224
Professional Services               596,209     612,034      477,355     466,724
Mapping Services                    462,380     245,770      167,199     189,039



                 2003              Q1 2003     Q2 2003     Q3 2003     Q4 2003
                                 -----------------------------------------------
Van Services                      1,948,959   1,885,557    2,204,631   2,256,711
Service Bureau                      466,037     389,857      340,754     291,296
Professional Services               464,658     403,719      455,896     404,173
Mapping Services                    170,121     158,272       92,951     149,719



                 2004              Q1 2004     Q2 2004
                                 -----------------------
Van Services                      2,355,730   2,119,470
Service Bureau                      307,651     271,543
Professional Services               355,161     279,127
Mapping Services                     84,808      85,592

ICC Cash Operating Expenses (excluding Depreciation, Amortization, Non-cash charges and Impairment)

                                 -----------------------------------------------
                 2001              Q1 2001     Q2 2001     Q3 2001     Q4 2001
                                 -----------------------------------------------
ICC.NET                           3,671,989   4,265,177    4,015,610   4,117,858
Service Bureau                      391,565     375,550      424,196     401,221
Professional Services                    --   1,474,934    1,222,171   1,295,036
Total                             4,063,554   6,115,661    5,661,977   5,814,115



                 2002               Q1 2002    Q2 2002     Q3 2002    Q4 2002
                                 -----------------------------------------------
ICC.NET                           3,003,778   2,986,828    2,917,092  3,092,549
Service Bureau                      412,367     407,257      379,826    356,092
Professional Services             1,082,947     672,086      734,588    940,716
Total                             4,500,092   4,066,171    4,031,507  4,389,357



                 2003               Q1 2003    Q2 2003     Q3 2003    Q4 2003
                                 -----------------------------------------------
ICC.NET                           2,712,755   2,777,420    2,655,893  2,805,363
Service Bureau                      352,122     398,002      338,581    313,946
Professional Services               507,937     534,752      575,119    586,315
Total                             3,572,814   3,710,174    3,569,593  3,705,624



                 2004               Q1 2004    Q2 2004
                                 -----------------------
ICC.NET                           2,712,067   2,727,219
Service Bureau                      325,297     311,038
Professional Services               433,421     375,197
Total                             3,470,785   3,413,455

ICC.NET Quarterly Revenue Comparisons VAN Services Revenue (excluding Triaton and Mapping Services)

                                 -----------------------------------------------
                                   1st Qtr     2nd Qtr     3rd Qtr    4th Qtr
                                 -----------------------------------------------
2001                                655,159     784,918    1,102,156  1,235,958
2002                              1,500,124   1,441,741    1,638,086  1,686,325
2003                              1,948,959   1,885,557    2,204,631  2,256,711
2004                              2,355,730   2,119,470

ICC Consolidated Quarterly Cash Operating Expense Comparisons (excluding Depreciation, Amortization, Non-cash charges and Impairment)

                                 -----------------------------------------------
                                   1st Qtr     2nd Qtr     3rd Qtr    4th Qtr
                                 -----------------------------------------------
2001                              4,063,554   6,115,661    5,661,977  5,814,115
2002                              4,500,092   4,066,171    4,031,507  4,389,357
2003                              3,572,814   3,710,174    3,569,593  3,705,624
2004                              3,470,783   3,413,455

ICC Consolidated Quarterly Revenue (excluding technology license) Per Employee Comparisons

                                 -----------------------------------------------
                                   1st Qtr     2nd Qtr     3rd Qtr    4th Qtr
                                 -----------------------------------------------
2001                                 11,649      14,841      18,212      18,934
2002                                 22,731      22,793      23,287      24,015
2003                                 26,520      26,000      30,636      34,466
2004                                 30,425      32,043

ICC Consolidated Quarterly Adjusted Gross Margins (excluding Depreciation, Amortization, Non-cash charges, Impairment and Triaton)

                                 -----------------------------------------------
                 2001               Q1 2001    Q2 2001     Q3 2001    Q4 2001
                                 -----------------------------------------------
Adjusted Gross Margins                     9          6        22.3        3.1


                                 -----------------------------------------------
                 2002               Q1 2002    Q2 2002     Q3 2002    Q4 2002
                                 -----------------------------------------------
Adjusted Gross Margins                  24.1       33.0        44.3       35.4


                                 -----------------------------------------------
                 2003               Q1 2003    Q2 2003     Q3 2003    Q4 2003
                                 -----------------------------------------------
Adjusted Gross Margins                  47.9       42.3        46.9       48


                                 -----------------------
                 2004               Q1 2004    Q2 2004
                                 -----------------------
Adjusted Gross Margins                  49.6       47.1

Internet Commerce Corporation
Fiscal 2001 Results of Operations
Quarter Ending October 31, 2000

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                          Van
                                                 Service     Professional  Consolidated                                 Services
                                 ICC.NET         Bureau        Services        Q1            Mapping       Triaton        Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                        905,159        411,225                    1,316,384                      250,000       655,159

  Expenses:                                                                        --
  Cost of services                899,287        159,727                    1,059,014                                    899,287
--------------------------------------------------------------------------------------------------------------------------------
  Gross Margin                      5,872        251,498             --       257,370             --       250,000      (244,128)
  Gross Margin %                      0.6%          61.2%                        19.6%                       100.0%        -37.3%

  Product development and
    enhancement                    57,516         94,680             --       152,196             --            --        57,516
  Selling and marketing         1,154,313         23,605                    1,177,918                                  1,154,313
  General and administrative    1,784,977        174,385                    1,959,362                                  1,784,977
  Non-cash charges                450,110             --                      450,110             --            --       450,110
  Impairment of acquired
    intangibles                        --             --             --            --             --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses        4,346,203        452,397             --     4,798,600             --            --     4,346,203
--------------------------------------------------------------------------------------------------------------------------------
  Operating income / (loss)    (3,441,044)       (41,172)            --    (3,482,216)            --       250,000    (3,691,044)
================================================================================================================================

Excluding Depreciation, Amortization, Non-cash charges and Impairment of acquired intangibles

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                          Van
                                                 Service     Professional  Consolidated                                 Services
                                 ICC.NET         Bureau        Services        Q1            Mapping       Triaton        Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                        905,159        411,225             --     1,316,384             --       250,000       655,159

  Expenses:
  Cost of services                807,842        159,727             --       967,569             --                     807,842
--------------------------------------------------------------------------------------------------------------------------------
  Gross Margin                     97,317        251,498             --       348,815             --       250,000      (152,683)
  Gross Margin %                     10.8%          61.2%                        26.5%                       100.0%        -23.3%

  Product development and
    enhancement                    54,005         94,680             --       148,685             --            --        54,005
  Selling and marketing         1,152,063         23,605             --     1,175,668             --                   1,152,063
  General and administrative    1,658,080        113,553             --     1,771,633             --                   1,658,080
  Non-cash charges                     --             --             --            --             --            --            --
  Impairment of acquired
    intangibles                        --             --             --            --             --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses        3,671,990        391,565             --     4,063,555             --            --     3,671,990
--------------------------------------------------------------------------------------------------------------------------------
  Operating income / (loss)    (2,766,831)        19,660             --    (2,747,171)            --       250,000    (3,016,831)
================================================================================================================================

Internet Commerce Corporation
Fiscal 2001 Results of Operations
Quarter Ending January 31, 2001

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                          Van
                                                 Service     Professional  Consolidated                                 Services
                                 ICC.NET         Bureau        Services        Q2           Mapping        Triaton        Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                      1,441,721        345,959        794,706     2,582,386        406,803       250,000       784,918

  Expenses:
  Cost of services              1,552,641        134,871      1,035,049     2,722,561        699,003                     853,638
---------------------------------------------------------------------------------------------------------------------------------
  Gross Margin                   (110,920)       211,088       (240,343)     (140,175)      (292,200)      250,000       (68,720)
  Gross Margin %                     -7.7%          61.0%         -30.2%         -5.4%         -71.8%        100.0%         -8.8%

  Product development and
    enhancement                   193,325         92,120             --       285,445             --            --       193,325
  Selling and marketing         1,310,166         18,595        226,756     1,555,517        134,376            --     1,175,790
  General and administrative    1,718,704        190,480        923,000     2,832,184        338,910            --     1,379,794
  Non-cash charges                     --             --             --            --             --            --            --
  Impairment of acquired
    intangibles                        --             --             --            --             --            --            --
---------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses        4,774,836        436,066      2,184,805     7,395,707      1,172,289            --     3,602,547
---------------------------------------------------------------------------------------------------------------------------------
  Operating income / (loss)    (3,333,115)       (90,107)    (1,390,099)   (4,813,321)      (765,486)      250,000    (2,817,629)
================================================================================================================================

Excluding Depreciation, Amortization, Non-cash charges and Impairment of acquired intangibles

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                          Van
                                                 Service     Professional  Consolidated                                 Services
                                 ICC.NET         Bureau        Services        Q2            Mapping       Triaton        Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                      1,441,721        345,959        794,706     2,582,386        406,803       250,000       784,918

  Expenses:
  Cost of services              1,222,196        134,871        835,049     2,192,116        460,000                     762,196
--------------------------------------------------------------------------------------------------------------------------------
  Gross Margin                    219,525        211,088        (40,343)      390,270        (53,197)      250,000        22,722
  Gross Margin %                     15.2%          61.0%          -5.1%         15.1%         -13.1%        100.0%          2.9%

  Product development and
    enhancement                   189,814         92,120             --       281,934             --            --       189,814
  Selling and marketing         1,307,916         18,595        196,356     1,522,867        134,376            --     1,173,540
  General and administrative    1,545,251        129,964        443,529     2,118,744        292,356            --     1,252,895
  Non-cash charges                     --             --             --            --             --            --            --
  Impairment of acquired
    intangibles                        --             --             --            --             --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses        4,265,177        375,550      1,474,934     6,115,661        886,732            --     3,378,445
---------------------------------------------------------------------------------------------------------------------------------

  Operating income / (loss)    (2,823,456)       (29,591)      (680,228)   (3,533,275)      (479,929)      250,000    (2,593,527)
================================================================================================================================

Internet Commerce Corporation
Fiscal 2001 Results of Operations
Quarter Ending April 30, 2001

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                          Van
                                                 Service     Professional  Consolidated                                 Services
                                 ICC.NET         Bureau        Services        Q3            Mapping       Triaton        Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                      1,896,095        329,319        816,052     3,041,466        293,939       500,000     1,102,156

  Expenses:
  Cost of services              1,453,853        169,532        855,024     2,478,409        515,512                     938,341
--------------------------------------------------------------------------------------------------------------------------------

  Gross Margin                    442,242        159,787        (38,972)      563,057       (221,573)      500,000       163,815
  Gross Margin %                     23.3%          48.5%          -4.8%         18.5%         -75.4%        100.0%         14.9%

  Product development and
    enhancement                   158,216         78,796             --       237,012             --            --       158,216
  Selling and marketing         1,076,573         34,947        250,871     1,362,391        151,708            --       924,865
  General and administrative    1,851,268        211,369        858,084     2,920,721        271,573            --     1,579,695
  Non-cash charges                     --             --             --            --             --            --            --
  Impairment of acquired
    intangibles                        --             --      1,871,900     1,871,900             --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses        4,539,910        494,644      3,835,879     8,870,433        938,793            --     3,601,117
--------------------------------------------------------------------------------------------------------------------------------

  Operating income / (loss)    (2,643,815)      (165,325)    (3,019,827)   (5,828,967)      (644,854)      500,000    (2,498,961)
================================================================================================================================

Excluding Depreciation, Amortization, Non-cash charges and Impairment of acquired intangibles

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                          Van
                                                 Service     Professional  Consolidated                                 Services
                                 ICC.NET         Bureau        Services        Q3            Mapping       Triaton        Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                      1,896,095        329,319        816,052     3,041,466        293,939       500,000     1,102,156

  Expenses:
  Cost of services              1,149,753        169,532        655,024     1,974,309        276,509                     873,244
--------------------------------------------------------------------------------------------------------------------------------
  Gross Margin                    746,342        159,787        161,028     1,067,157         17,430       500,000       228,912
  Gross Margin %                     39.4%          48.5%          19.7%         35.1%           5.9%        100.0%         20.8%

  Product development and
    enhancement                   155,590         78,796             --       234,386             --            --       155,590
  Selling and marketing         1,074,145         34,947        220,471     1,329,563        151,708            --       922,437
  General and administrative    1,636,122        140,921        346,676     2,123,719        225,404            --     1,410,718
  Non-cash charges                     --             --             --            --             --            --            --
  Impairment of acquired
    intangibles                        --             --             --            --             --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses        4,015,610        424,196      1,222,171     5,661,977        653,621            --     3,361,989
--------------------------------------------------------------------------------------------------------------------------------
  Operating income / (loss)    (2,119,515)       (94,877)      (406,119)   (2,620,511)      (359,682)      500,000    (2,259,833)
================================================================================================================================

Internet Commerce Corporation
Fiscal 2001 Results of Operations
Quarter Ending July 31, 2001

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                          Van
                                                 Service    Professional  Consolidated                                 Services
                                 ICC.NET         Bureau       Services        Q4             Mapping       Triaton        Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                      1,516,443        375,584        910,254     2,802,281        211,985        68,500     1,235,958

  Expenses:
  Cost of services              1,888,760        204,405      1,001,205     3,094,370        690,800        34,250     1,163,710
--------------------------------------------------------------------------------------------------------------------------------

  Gross Margin                   (372,317)       171,179        (90,951)     (292,089)      (478,815)       34,250        72,248
  Gross Margin %                    -24.6%          45.6%         -10.0%        -10.4%        -225.9%         50.0%          5.8%

  Product development and
    enhancement                   216,221         40,153             --       256,374             --            --       216,221
  Selling and marketing           982,278         28,235        277,242     1,287,755        188,104                     794,174
  General and administrative    1,558,652        197,236        214,432     1,970,320         93,307                   1,465,345
  Non-cash charges                     --             --        540,938       540,938             --            --            --
  Impairment of acquired
    intangibles                        --             --     14,836,580    14,836,580             --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses        4,645,911        470,029     16,870,397    21,986,337        972,211        34,250     3,639,450
--------------------------------------------------------------------------------------------------------------------------------

  Operating income / (loss)    (3,129,468)       (94,445)   (15,960,143)  (19,184,056)      (760,226)       34,250    (2,403,492)
================================================================================================================================

Excluding Depreciation, Amortization, Non-cash charges and Impairment of acquired intangibles

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                          Van
                                                 Service    Professional  Consolidated                                 Services
                                 ICC.NET         Bureau       Services        Q4             Mapping       Triaton        Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                      1,516,443        375,584        910,254     2,802,281        211,985        68,500     1,235,958

  Expenses:
  Cost of services              1,584,660        204,405        893,475     2,682,540        451,797        34,250     1,098,613
--------------------------------------------------------------------------------------------------------------------------------

  Gross Margin                    (68,217)       171,179         16,779       119,741       (239,812)       34,250       137,345
  Gross Margin %                     -4.5%          45.6%           1.8%          4.3%        -113.1%         50.0%         11.1%

  Product development and
    enhancement                   213,596         40,153             --       253,749             --            --       213,596
  Selling and marketing           979,850         28,235        277,242     1,285,327        188,104                     791,746
  General and administrative    1,339,752        128,428        124,317     1,592,497         52,559                   1,287,193
  Non-cash charges                     --             --             --            --             --            --            --
  Impairment of acquired
    intangibles                        --             --             --            --             --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses        4,117,858        401,221      1,295,036     5,814,115        692,460        34,250     3,391,148
--------------------------------------------------------------------------------------------------------------------------------

  Operating income / (loss)    (2,601,415)       (25,637)      (384,782)   (3,011,834)      (480,475)       34,250    (2,155,190)
================================================================================================================================

Internet Commerce Corporation
Fiscal 2001 Results of Operations
Year Ending July 31, 2001

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                          Van
                                                 Service    Professional  Consolidated                                  Services
                                 ICC.NET         Bureau       Services      YTD 2001         Mapping       Triaton        Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                      5,759,418      1,462,087      2,521,012     9,742,517        912,727     1,068,500     3,778,191

  Expenses:
  Cost of services              5,794,541        668,535      2,891,278     9,354,354      1,905,315        34,250     3,854,976
--------------------------------------------------------------------------------------------------------------------------------

  Gross Margin                    (35,123)       793,552       (370,266)      388,163       (992,588)    1,034,250       (76,785)
  Gross Margin %                     -0.6%          54.3%         -14.7%          4.0%        -108.7%         96.8%         -2.0%

  Product development and
    enhancement                   625,278        305,749             --       931,027             --            --       625,278
  Selling and marketing         4,523,330        105,382        754,869     5,383,581        474,188            --     4,049,142
  General and administrative    6,913,601        773,470      1,995,516     9,682,587        703,790            --     6,209,811
  Non-cash charges                450,110             --        540,938       991,048             --            --       450,110
  Impairment of acquired
    intangibles                        --             --     16,708,480    16,708,480             --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses       18,306,860      1,853,136     22,891,081    43,051,077      3,083,293        34,250    15,189,317
--------------------------------------------------------------------------------------------------------------------------------

  Operating income / (loss)   (12,547,442)      (391,049)   (20,370,069)  (33,308,560)    (2,170,566)    1,034,250   (11,411,126)
================================================================================================================================

Excluding Depreciation, Amortization, Non-cash charges and Impairment of acquired intangibles

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                          Van
                                                 Service    Professional  Consolidated                                  Services
                                 ICC.NET         Bureau       Services      YTD 2001         Mapping       Triaton        Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                      5,759,418      1,462,087      2,521,012     9,742,517        912,727     1,068,500     3,778,191

  Expenses:
  Cost of services              4,764,451        668,535      2,383,548     7,816,534      1,188,306        34,250     3,541,895
--------------------------------------------------------------------------------------------------------------------------------

  Gross Margin                    994,967        793,552        137,464     1,925,983       (275,579)    1,034,250       236,296
  Gross Margin %                     17.3%          54.3%           5.5%         19.8%         -30.2%         96.8%          6.3%

  Product development and
    enhancement                   613,005        305,749             --       918,754             --            --       613,005
  Selling and marketing         4,513,974        105,382        694,069     5,313,425        474,188            --     4,039,786
  General and administrative    6,179,205        512,866        914,522     7,606,593        570,319            --     5,608,886
  Non-cash charges                     --             --             --            --             --            --            --
  Impairment of acquired
    intangibles                        --             --             --            --             --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses       16,070,634      1,592,532      3,992,141    21,655,307      2,232,813        34,250    13,803,571
--------------------------------------------------------------------------------------------------------------------------------

  Operating income / (loss)   (10,311,216)      (130,445)    (1,471,129)  (11,912,790)    (1,320,086)    1,034,250   (10,025,380)
================================================================================================================================

Internet Commerce Corporation
Fiscal 2002 Results of Operations
Quarter Ending October 31, 2001

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                          Van
                                                 Service     Professional  Consolidated                                 Services
                                 ICC.NET         Bureau        Services        Q1            Mapping       Triaton        Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                      2,030,129        419,588        596,209     3,045,927        462,380        67,625     1,500,124

  Expenses:                                                                        --
  Cost of services              1,448,381        236,240        797,831     2,482,453        514,542        33,813       900,027
--------------------------------------------------------------------------------------------------------------------------------
  Gross Margin                    581,748        183,348       (201,622)      563,474        (52,162)       33,812       600,098
  Gross Margin %                     28.7%          43.7%         -33.8%         18.5%         -11.3%         50.0%         40.0%

  Product development and
    enhancement                   199,304         45,438             --       244,742             --            --       199,304
  Selling and marketing           811,151         29,160        135,245       975,556         86,069                     725,082
  General and administrative    1,026,505        122,844        210,473     1,359,821        114,923                     911,582
  Non-cash charges                     --             --        131,979       131,979             --            --            --
  Impairment of acquired
    intangibles                        --             --             --            --             --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses        3,485,341        433,682      1,275,528     5,194,551        715,534        33,813     2,735,995
--------------------------------------------------------------------------------------------------------------------------------

  Operating income / (loss)    (1,455,212)       (14,094)      (679,319)   (2,148,624)      (253,154)       33,812    (1,235,870)
================================================================================================================================

Excluding Depreciation, Amortization, Non-cash charges and Impairment of acquired intangibles

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                          Van
                                                 Service     Professional  Consolidated                                 Services
                                 ICC.NET         Bureau        Services        Q1            Mapping       Triaton        Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                      2,030,129        419,588        596,209     3,045,927        462,380        67,625     1,500,124

  Expenses:
  Cost of services              1,111,846        236,240        797,831     2,145,917        275,539        33,813       802,494
--------------------------------------------------------------------------------------------------------------------------------
  Gross Margin                    918,283        183,348       (201,622)      900,009        186,841        33,812       697,630
  Gross Margin %                     45.2%          43.7%         -33.8%         29.5%          40.4%         50.0%         46.5%

  Product development and
    enhancement                   175,895         45,438             --       221,333             --            --       175,895
  Selling and marketing           785,410         29,160        135,245       949,815         86,069                     699,341
  General and administrative      930,627        101,529        150,871     1,183,026         76,992                     853,635
  Non-cash charges                     --             --             --            --             --            --            --
  Impairment of acquired
    intangibles                        --             --             --            --             --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses        3,003,778        412,367      1,083,947     4,500,092        438,600        33,813     2,531,365
--------------------------------------------------------------------------------------------------------------------------------
  Operating income / (loss)      (973,649)         7,221       (487,738)   (1,454,165)        23,780        33,812    (1,031,241)
================================================================================================================================

Internet Commerce Corporation
Fiscal 2002 Results of Operations
Quarter Ending January 31, 2002

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                         Van
                                                 Service     Professional  Consolidated                                Services
                                 ICC.NET         Bureau        Services        Q2            Mapping       Triaton       Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                      1,698,761        378,804        612,034     2,689,599        245,770        11,250     1,441,741

  Expenses:
  Cost of services              1,480,416        218,804        447,418     2,146,638        440,995         5,625     1,033,796
--------------------------------------------------------------------------------------------------------------------------------

  Gross Margin                    218,345        159,999        164,616       542,961       (195,225)        5,625       407,945
  Gross Margin %                     12.9%          42.2%          26.9%         20.2%         -79.4%         50.0%         28.3%

  Product development and
    enhancement                   212,862         41,726             --       254,588             --            --       212,862
  Selling and marketing           810,755         32,106         81,857       924,717         52,093            --       758,662
  General and administrative      962,040        133,649        198,772     1,294,461         84,782            --       877,258
  Non-cash charges                     --             --         58,040        58,040             --            --            --
  Impairment of acquired
    intangibles                        --             --             --            --             --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses        3,466,073        426,284        786,087     4,678,444        577,869         5,625     2,882,578
--------------------------------------------------------------------------------------------------------------------------------

  Operating income / (loss)    (1,767,312)       (47,481)      (174,053)   (1,988,845)      (332,099)        5,625    (1,440,837)
================================================================================================================================

Excluding Depreciation, Amortization, Non-cash charges and Impairment of acquired intangibles

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                         Van
                                                 Service     Professional  Consolidated                                Services
                                 ICC.NET         Bureau        Services        Q2            Mapping       Triaton       Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                      1,698,761        378,804        612,034     2,689,599        245,770        11,250     1,441,741

  Expenses:
  Cost of services              1,134,949        218,804        447,418     1,801,171        201,992         5,625       927,332
--------------------------------------------------------------------------------------------------------------------------------
  Gross Margin                    563,812        159,999        164,616       888,427         43,778         5,625       514,409
  Gross Margin %                     33.2%          42.2%          26.9%         33.0%          17.8%         50.0%         35.7%

  Product development and
    enhancement                   193,129         41,726             --       234,855             --            --       193,129
  Selling and marketing           783,953         32,106         81,857       897,915         52,093            --       731,860
  General and administrative      865,865        114,622        142,811     1,123,298         49,169            --       816,696
  Non-cash charges                     --             --             --            --             --            --            --
  Impairment of acquired
    intangibles                        --             --             --            --             --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses        2,977,896        407,257        672,086     4,057,239        303,253         5,625     2,669,018
--------------------------------------------------------------------------------------------------------------------------------
  Operating income / (loss)    (1,279,135)       (28,454)       (60,052)   (1,367,640)       (57,483)        5,625    (1,227,276)
================================================================================================================================

                                                                  Proof    (1,376,572)

Internet Commerce Corporation
Fiscal 2002 Results of Operations
Quarter Ending April 30, 2002

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                         Van
                                                 Service     Professional  Consolidated                                Services
                                 ICC.NET         Bureau        Services        Q3            Mapping       Triaton       Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                      1,827,659        419,567        477,355     2,724,582        167,199        22,375     1,638,086

  Expenses:
  Cost of services              1,302,715        208,685        352,338     1,863,739        378,401        11,188       913,127
--------------------------------------------------------------------------------------------------------------------------------

  Gross Margin                    524,944        210,882        125,017       860,843       (211,202)       11,187       724,959
  Gross Margin %                     28.7%          50.3%          26.2%         31.6%        -126.3%         50.0%         44.3%

  Product development and
    enhancement                   198,293         32,164             --       230,457             --            --       198,293
  Selling and marketing           781,381         34,501        107,017       922,899         68,105            --       713,277
  General and administrative    1,070,912        114,761        325,315     1,510,987         76,086            --       994,826
  Non-cash charges                     --             --             --            --             --            --            --
  Impairment of acquired
    intangibles                        --             --             --            --             --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses        3,353,301        390,111        784,669     4,528,082        522,591        11,188     2,819,522
--------------------------------------------------------------------------------------------------------------------------------

  Operating income / (loss)    (1,525,642)        29,456       (307,314)   (1,803,500)      (355,393)       11,187    (1,181,436)
================================================================================================================================

Excluding Depreciation, Amortization, Non-cash charges and Impairment of acquired intangibles

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                         Van
                                                 Service     Professional  Consolidated                                Services
                                 ICC.NET         Bureau        Services        Q3            Mapping       Triaton       Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                      1,827,659        419,567        477,355     2,724,582        167,199        22,375     1,638,086

  Expenses:
  Cost of services                955,606        208,685        352,338     1,516,629        139,398        11,188       805,020
--------------------------------------------------------------------------------------------------------------------------------
  Gross Margin                    872,053        210,882        125,017     1,207,953         27,801        11,187       833,065
  Gross Margin %                     47.7%          50.3%          26.2%         44.3%          16.6%         50.0%         50.9%

  Product development and
    enhancement                   184,131         32,164             --       216,295             --            --       184,131
  Selling and marketing           756,895         34,501        107,017       898,413         68,105            --       688,790
  General and administrative    1,007,064        104,476        275,234     1,386,774         44,214            --       962,850
  Non-cash charges                     --             --             --            --             --            --            --
  Impairment of acquired
    intangibles                        --             --             --            --             --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses        2,903,696        379,826        734,588     4,018,111        251,716        11,188     2,640,792
--------------------------------------------------------------------------------------------------------------------------------
  Operating income / (loss)    (1,076,037)        39,741       (257,233)   (1,293,529)       (84,518)       11,187    (1,002,706)
================================================================================================================================

Internet Commerce Corporation
Fiscal 2002 Results of Operations
Quarter Ending July, 2002

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                         Van
                                                 Service    Professional  Consolidated                                 Services
                                 ICC.NET         Bureau       Services        Q4             Mapping       Triaton       Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                      4,879,740        415,224        466,724     5,761,688        189,039     3,004,376     1,686,325

  Expenses:
  Cost of services              1,513,075        175,487        594,162     2,282,725        348,812       152,188     1,012,076
--------------------------------------------------------------------------------------------------------------------------------
  Gross Margin                  3,366,665        239,737       (127,438)    3,478,963       (159,773)    2,852,188       674,250
  Gross Margin %                     69.0%          57.7%         -27.3%         60.4%         -84.5%         94.9%         40.0%

  Product development and
    enhancement                   211,855         35,261             --       247,116             --            --       211,855
  Selling and marketing           631,395         27,333         17,598       676,327         11,188                     620,207
  General and administrative    1,170,785        140,075        373,181     1,684,042        153,425                   1,017,360
  Non-cash charges                 59,989             --             --        59,989             --            --        59,989
  Impairment of acquired
    intangibles                        --             --      1,710,617     1,710,617             --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses        3,587,100        378,157      2,695,559     6,660,816        513,425       152,188     2,921,487
--------------------------------------------------------------------------------------------------------------------------------

  Operating income / (loss)     1,292,640         37,067     (2,228,835)     (899,128)      (324,386)    2,852,188    (1,235,161)
================================================================================================================================

Excluding Depreciation, Amortization, Non-cash charges and Impairment of acquired intangibles

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                         Van
                                                 Service    Professional  Consolidated                                 Services
                                 ICC.NET         Bureau       Services        Q4             Mapping       Triaton       Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                      4,879,740        415,224        466,724     5,761,688        189,039     3,004,376     1,686,325

  Expenses:
  Cost of services              1,163,704        174,588        594,162     1,932,454        109,809       152,188       901,707
--------------------------------------------------------------------------------------------------------------------------------
  Gross Margin                  3,716,036        240,636       (127,438)    3,829,234         79,230     2,852,188       784,618
  Gross Margin %                     76.2%          58.0%         -27.3%         66.5%          41.9%         94.9%         46.5%

  Product development and
    enhancement                   197,873         35,261             --       233,134             --            --       197,873
  Selling and marketing           610,349         27,333         17,598       655,281         11,188                     599,161
  General and administrative    1,107,229        118,010        328,955     1,554,194        125,466                     981,763
  Non-cash charges                     --             --             --            --             --            --            --
  Impairment of acquired
    intangibles                        --             --             --            --             --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses        3,079,155        355,193        940,715     4,375,064        246,463       152,188     2,680,504
--------------------------------------------------------------------------------------------------------------------------------
  Operating income / (loss)     1,800,585         60,031       (473,992)    1,386,625        (57,424)    2,852,188      (994,178)
================================================================================================================================

Internet Commerce Corporation
Fiscal 2002 Results of Operations
Year Ending July 31, 2002

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                          Van
                                                 Service    Professional  Consolidated                                  Services
                                 ICC.NET         Bureau       Services      YTD 2002         Mapping       Triaton        Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                     10,436,290      1,633,183      2,152,322    14,221,795      1,064,387     3,105,626     6,266,277

  Expenses:
  Cost of services              5,744,588        839,217      2,191,749     8,775,554      1,682,749       202,814     3,859,025
---------------------------------------------------------------------------------------------------------------------------------

  Gross Margin                  4,691,702        793,966        (39,427)    5,446,241       (618,362)    2,902,812     2,407,251
  Gross Margin %                     45.0%          48.6%          -1.8%         38.3%         -58.1%         93.5%         38.4%

  Product development and
    enhancement                   822,314        154,589             --       976,903             --            --       822,314
  Selling and marketing         3,034,682        123,100        341,717     3,499,500        217,455            --     2,817,227
  General and administrative    4,230,242        511,329      1,107,740     5,849,311        429,216            --     3,801,026
  Non-cash charges                 59,989             --        190,019       250,008             --            --        59,989
  Impairment of acquired
    intangibles                        --             --      1,710,617     1,710,617             --            --            --
---------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses       13,891,815      1,628,235      5,541,843    21,061,893      2,329,420       202,814    11,359,581
---------------------------------------------------------------------------------------------------------------------------------

  Operating income / (loss)    (3,455,525)         4,948     (3,389,520)   (6,840,098)    (1,265,033)    2,902,812    (5,093,305)
================================================================================================================================

Excluding Depreciation, Amortization, Non-cash charges and Impairment of acquired intangibles

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                          Van
                                                 Service    Professional  Consolidated                                  Services
                                 ICC.NET         Bureau       Services      YTD 2002         Mapping       Triaton        Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                     10,436,290      1,633,183      2,152,322    14,221,795      1,064,387     3,105,626     6,266,277

  Expenses:
  Cost of services              4,366,105        838,318      2,191,749     7,396,172        726,737       202,814     3,436,554
---------------------------------------------------------------------------------------------------------------------------------
  Gross Margin                  6,070,185        794,866        (39,427)    6,825,623        337,650     2,902,812     2,829,722
  Gross Margin %                     58.2%          48.7%          -1.8%         48.0%          31.7%         93.5%         45.2%

  Product development and
    enhancement                   751,028        154,589             --       905,617             --            --       751,028
  Selling and marketing         2,936,607        123,100        341,717     3,401,424        217,455            --     2,719,152
  General and administrative    3,910,785        438,637        897,870     5,247,292        295,841            --     3,614,944
  Non-cash charges                     --             --             --            --             --            --            --
  Impairment of acquired
    intangibles                        --             --             --            --             --            --            --
---------------------------------------------------------------------------------------------------------------------------------

Total costs and expenses       11,964,525      1,554,644      3,431,337    16,950,505      1,240,033       202,814    10,521,678
---------------------------------------------------------------------------------------------------------------------------------
  Operating income / (loss)    (1,528,235)        78,539     (1,279,014)   (2,728,710)      (175,646)    2,902,812    (4,255,402)
================================================================================================================================

Internet Commerce Corporation
Fiscal 2003 Results of Operations
Quarter Ending October 31, 2002

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                         Van
                                                 Service     Professional  Consolidated                                Services
                                 ICC.NET         Bureau        Services        Q1            Mapping       Triaton       Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                      2,119,080        466,038        464,658     3,049,776        170,121            --     1,948,959

  Expenses:                                                                        --
  Cost of services              1,256,407        202,074        420,045     1,878,526        341,168            --       915,239
  Impairment
--------------------------------------------------------------------------------------------------------------------------------
  Gross Margin                    862,673        263,964         44,613     1,171,250       (171,047)           --     1,033,720
  Gross Margin %                     40.7%          56.6%           9.6%         38.4%        -100.5%                       53.0%

  Product development and
    enhancement                   230,219         30,181             --       260,400             --            --       230,219
  Selling and marketing           684,313         35,194         44,021       763,528         37,821            --       646,492
  General and administrative      917,267        115,318         77,557     1,110,142         64,433            --       852,834
  Non-cash charges                     --             --             --            --             --            --            --
  Impairment of acquired
    intangibles                        --             --             --            --             --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses        3,088,206        382,767        541,623     4,012,596        443,422            --     2,644,784
--------------------------------------------------------------------------------------------------------------------------------
  Operating income / (loss)      (969,126)        83,271        (76,965)     (962,820)      (273,301)           --      (695,825)
================================================================================================================================

Excluding Depreciation, Amortization, Non-cash charges, Impairment of Acquired Intangibles and Software Reserve

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                         Van
                                                 Service     Professional  Consolidated                                Services
                                 ICC.NET         Bureau        Services        Q1            Mapping       Triaton       Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                      2,119,080        466,037        464,659     3,049,776        170,121            --     1,948,959

  Expenses:
  Cost of services                980,990        187,331        420,045     1,588,366        102,168            --       878,822
  Impairment
--------------------------------------------------------------------------------------------------------------------------------
  Gross Margin                  1,138,090        278,706         44,614     1,461,410         67,953            --     1,070,137
  Gross Margin %                     53.7%          59.8%           9.6%         47.9%          39.9%                       54.9%

  Product development and
    enhancement                   216,519         30,180             --       246,699             --            --       216,519
  Selling and marketing           660,749         35,194         44,022       739,965         37,821            --       622,928
  General and administrative      854,495         99,415         43,871       997,781         35,742            --       818,753
  Non-cash charges                     --             --             --            --             --            --            --
  Impairment of acquired
    intangibles                        --             --             --            --             --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses        2,712,753        352,120        507,938     3,572,811        175,731            --     2,537,022
--------------------------------------------------------------------------------------------------------------------------------
  Operating income / (loss)      (593,673)       113,917        (43,279)     (523,035)        (5,610)           --      (588,063)
================================================================================================================================

Internet Commerce Corporation
Fiscal 2003 Results of Operations
Quarter Ended January 31, 2003

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                         Van
                                                 Service     Professional  Consolidated                                Services
                                 ICC.NET         Bureau        Services        Q2            Mapping       Triaton       Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                      2,043,829        389,857        403,719     2,837,405        158,272            --     1,885,557

  Expenses:
  Cost of services              1,317,135        183,493        428,383     1,929,011        367,127            --       950,008
  Impairment                                                    248,077       248,077
--------------------------------------------------------------------------------------------------------------------------------
  Gross Margin                    726,694        206,364       (272,741)      660,317       (208,855)           --       935,549

  Gross Margin %                     35.6%          52.9%         -67.6%         23.3%        -132.0%                       49.6%
                                   (24,664.00)
                                                                  -6.11%
  Product development and
    enhancement                   248,603         46,786             --       295,389             --            --       248,603
  Selling and marketing           733,153         57,131         31,804       822,088         34,196            --       698,957
  General and administrative      851,715        141,237        102,393     1,095,345         48,628            --       803,087
  Non-cash charges                 10,417             --             --        10,417             --            --        10,417
  Impairment of acquired
    intangibles                        --             --             --            --             --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses        3,161,023        428,647        810,657     4,400,327        449,951            --     2,711,072
--------------------------------------------------------------------------------------------------------------------------------
  Operating income / (loss)    (1,117,194)       (38,790)      (406,938)   (1,562,922)      (291,679)           --      (825,515)
================================================================================================================================

Excluding Depreciation, Amortization, Non-cash charges, Impairment of Acquired Intangibles and Software Reserve

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                         Van
                                                 Service     Professional  Consolidated                                Services
                                 ICC.NET         Bureau        Services        Q2            Mapping       Triaton       Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                      2,043,829        389,857        403,719     2,837,405        158,272                   1,885,557

  Expenses:
  Cost of services              1,041,237        168,751        428,383     1,638,371        128,126                     913,111
  Impairment
--------------------------------------------------------------------------------------------------------------------------------
  Gross Margin                  1,002,592        221,106        (24,664)    1,199,034         30,146            --       972,446

  Gross Margin %                     49.1%          56.7%          -6.1%         42.3%          19.0%                       51.6%

  Product development and
    enhancement                   234,719         46,786             --       281,505             --            --       234,719
  Selling and marketing           708,256         57,131         31,804       797,191         34,196            --       674,060
  General and administrative      793,208        125,334         74,567       993,109         24,948            --       768,260
  Non-cash charges                     --             --             --            --             --            --            --
  Impairment of acquired
    intangibles                        --             --             --            --             --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses        2,777,420        398,002        534,754     3,710,176        187,270            --     2,590,150
--------------------------------------------------------------------------------------------------------------------------------
  Operating income / (loss)      (733,591)        (8,145)      (131,035)     (872,771)       (28,998)           --      (704,593)
================================================================================================================================

Internet Commerce Corporation
Fiscal 2003 Results of Operations
Quarter Ending April 30, 2003

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                         Van
                                                 Service     Professional  Consolidated                                Services
                                 ICC.NET         Bureau        Services        Q3            Mapping       Triaton       Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                      2,297,582        340,754        455,896     3,094,232         92,951            --     2,204,631

  Expenses:
  Cost of services              1,298,071        175,134        446,872     1,920,077        339,043            --       959,028
  Impairment                                     133,960                      133,960
--------------------------------------------------------------------------------------------------------------------------------
  Gross Margin                    999,511         31,660          9,024     1,040,195       (246,092)           --     1,245,603

  Gross Margin %                     43.5%           9.3%           2.0%         33.6%        -264.8%                       56.5%

  Product development and
    enhancement                   238,826         34,539             --       273,365             --            --       238,826
  Selling and marketing           675,690         25,725         33,000       734,415         33,000            --       642,690
  General and administrative      789,735        114,019        124,544     1,028,298         63,816            --       725,919
  Non-cash charges                 71,817             --             --        71,817             --            --        71,817
  Impairment of acquired
    intangibles                                                                    --             --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses        3,074,139        483,377        604,416     4,161,932        435,859            --     2,638,280
--------------------------------------------------------------------------------------------------------------------------------
  Operating income / (loss)      (776,557)      (142,623)      (148,520)   (1,067,700)      (342,908)           --      (433,649)
================================================================================================================================

Excluding Depreciation, Amortization, Non-cash charges, Impairment of Acquired Intangibles and Software Reserve

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                         Van
                                                 Service     Professional  Consolidated                                Services
                                 ICC.NET         Bureau        Services        Q3            Mapping       Triaton       Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                      2,297,582        340,754        455,896     3,094,232         92,951            --     2,204,631

  Expenses:
  Cost of services              1,025,177        171,880        446,872     1,643,929        100,043            --       925,134
  Impairment                                                                       --
--------------------------------------------------------------------------------------------------------------------------------
  Gross Margin                  1,272,405        168,874          9,024     1,450,303         (7,092)           --     1,279,497

  Gross Margin %                     55.4%          49.6%           2.0%         46.9%          -7.6%                       58.0%

  Product development and
    enhancement                   230,622         34,539             --       265,161             --            --       230,622
  Selling and marketing           661,856         25,724         33,000       720,580         33,000            --       628,856
  General and administrative      738,238        106,438         95,247       939,923         40,201            --       698,037
  Non-cash charges                     --             --             --            --             --            --            --
  Impairment of acquired
    intangibles                                                                    --             --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses        2,655,893        338,581        575,119     3,569,593        173,244            --     2,482,649
--------------------------------------------------------------------------------------------------------------------------------
  Operating income / (loss)      (358,311)         2,173       (119,223)     (475,361)       (80,293)           --      (278,018)
================================================================================================================================

Internet Commerce Corporation
Fiscal 2003 Results of Operations
Quarter Ending July 31, 2003

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                         Van
                                                 Service     Professional  Consolidated                                Services
                                 ICC.NET         Bureau        Services        Q4            Mapping       Triaton       Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                      2,406,430        291,296        404,173     3,101,899        149,719                   2,256,711

  Expenses:
  Cost of services              1,295,942        174,434        423,832     1,894,208        376,254                     919,688
  Impairment                                      14,519                       14,519
--------------------------------------------------------------------------------------------------------------------------------
  Gross Margin                  1,110,488        102,343        (19,659)    1,193,172       (226,535)           --     1,337,023

  Gross Margin %                     46.1%          35.1%          -4.9%         38.5%        -151.3%                       59.2%

  Product development and
    enhancement                   257,935         23,852             --       281,787             --            --       257,935
  Selling and marketing           664,333         17,361         33,000       714,694         33,000                     631,333
  General and administrative      934,117        112,948        157,780     1,204,845         54,175                     879,942
  Non-cash charges                 57,181             --             --        57,181             --            --        57,181
  Impairment of acquired
    intangibles                                  982,142                      982,142             --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses        3,209,508      1,325,256        614,612     5,149,376        463,429            --     2,746,079
--------------------------------------------------------------------------------------------------------------------------------
  Operating income / (loss)      (803,078)    (1,033,960)      (210,439)   (2,047,477)      (313,710)           --      (489,368)
================================================================================================================================

Excluding Depreciation, Amortization, Non-cash charges, Impairment of Acquired Intangibles and Software Reserve

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                         Van
                                                 Service     Professional  Consolidated                                Services
                                 ICC.NET         Bureau        Services        Q4            Mapping       Triaton       Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                      2,406,430        291,296        404,173     3,101,899        149,719                   2,256,711

  Expenses:
  Cost of services              1,023,179        167,365        423,833     1,614,377        137,253                     885,926
  Impairment
--------------------------------------------------------------------------------------------------------------------------------
  Gross Margin                  1,383,251        123,931        (19,660)    1,487,522         12,466            --     1,370,785

  Gross Margin %                     57.5%          42.5%          -4.9%         48.0%           8.3%                       60.7%

  Product development and
    enhancement                   249,994         23,852             --       273,846             --                     249,994
  Selling and marketing           651,422         17,361         33,000       701,783         33,000                     618,422
  General and administrative      880,768        105,368        129,482     1,115,618         29,743                     851,025
  Non-cash charges                     --             --             --            --             --            --            --
  Impairment of acquired
    intangibles                        --             --             --            --             --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses        2,805,363        313,946        586,315     3,705,624        199,996            --     2,605,367
--------------------------------------------------------------------------------------------------------------------------------
  Operating income / (loss)      (398,933)       (22,650)      (182,142)     (603,725)       (50,277)           --      (348,656)
================================================================================================================================

Internet Commerce Corporation
Fiscal 2003 Results of Operations
Year to Date July 31, 2003

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                          Van
                                                 Service    Professional  Consolidated                                  Services
                                 ICC.NET         Bureau       Services      YTD 2003         Mapping       Triaton        Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                      8,866,921      1,487,945      1,728,446    12,083,312        571,063            --     8,295,858

  Expenses:
  Cost of services              5,167,555        735,135      1,719,132     7,621,822      1,423,592            --     3,743,963
  Impairment                           --        148,479        248,077       396,556             --                          --
---------------------------------------------------------------------------------------------------------------------------------
  Gross Margin                  3,699,366        604,331       (238,763)    4,064,934       (852,529)           --     4,551,895

  Gross Margin %                     41.7%          40.6%         -13.8%         33.6%        -149.3%                       54.9%

  Product development and
    enhancement                   975,583        135,358             --     1,110,941             --            --       975,583
  Selling and marketing         2,757,489        135,411        141,825     3,034,725        138,017            --     2,619,472
  General and administrative    3,492,834        483,522        462,274     4,438,630        231,052            --     3,261,782
  Non-cash charges                139,415             --             --       139,415             --            --       139,415
  Impairment of acquired
    intangibles                        --        982,142             --       982,142             --            --            --
---------------------------------------------------------------------------------------------------------------------------------

Total costs and expenses       12,532,876      2,620,047      2,571,308    17,724,231      1,792,661            --    10,740,215
---------------------------------------------------------------------------------------------------------------------------------

  Operating income / (loss)    (3,665,955)    (1,132,102)      (842,862)   (5,640,919)    (1,221,598)           --    (2,444,357)
================================================================================================================================

Excluding Depreciation, Amortization, Non-cash charges, Impairment of Acquired Intangibles and Software Reserve

                                                                                                 ICC.NET Breakout by Source
                                                                                            -------------------------------------
                                                                                                                          Van
                                                 Service    Professional  Consolidated                                  Services
                                 ICC.NET         Bureau       Services      YTD 2003         Mapping       Triaton        Only
---------------------------------------------------------------------------------------------------------------------------------
  Revenues                      8,866,921      1,487,944      1,728,447    12,083,312        571,063            --     8,295,858

  Expenses:
  Cost of services              4,070,583        695,327      1,719,133     6,485,043        467,590            --     3,602,993
  Impairment                           --             --             --            --             --                          --
---------------------------------------------------------------------------------------------------------------------------------
  Gross Margin                  4,796,338        792,617          9,314     5,598,269        103,473            --     4,692,865

  Gross Margin %                     54.1%          53.3%           0.5%         46.3%          18.1%                       56.6%

  Product development and
    enhancement                   931,854        135,357             --     1,067,211             --            --       931,854
  Selling and marketing         2,682,283        135,410        141,826     2,959,519        138,017            --     2,544,266
  General and administrative    3,266,709        436,555        343,167     4,046,431        130,634            --     3,136,075
  Non-cash charges                     --             --             --            --             --            --            --
  Impairment of acquired
    intangibles                        --             --             --            --             --            --            --
---------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses       10,951,429      1,402,649      2,204,126    14,558,204        736,241            --    10,215,188
---------------------------------------------------------------------------------------------------------------------------------
  Operating income / (loss)    (2,084,508)        85,295       (475,679)   (2,474,892)      (165,178)           --    (1,919,330)
================================================================================================================================

Internet Commerce Corporation
Fiscal 2004 Results of Operations
Quarter Ended October 31, 2003

                                                                                           ICC.NET Breakout by Source
                                                                                           --------------------------
                                                                                                             Van
                                                 Service     Professional  Consolidated                    Services
                                 ICC.NET         Bureau        Services        Q1             Mapping        Only
---------------------------------------------------------------------------------------------------------------------
  Revenues                      2,440,538        307,651        355,161      3,103,350         84,808     2,355,730

  Expenses:
  Cost of services              1,302,667        203,901        353,740      1,860,308        395,776       906,891
  Impairment                                                         --             --
-------------------------------------------------------------------------------------------------------------------

  Gross Margin                  1,137,871        103,750          1,421      1,243,042       (310,968)    1,448,839
  Gross Margin %                     46.6%          33.7%           0.4%          40.1%        -366.7%         61.5%

  Product development and
    enhancement                   190,964         34,249             --        225,213             --       190,964
  Selling and marketing           774,230         18,450         33,000        825,680         33,000       741,230
  General and administrative      798,552         81,986         64,849        945,387         28,703       769,849
  Non-cash charges                 52,943             --             --         52,943             --        52,943
  Impairment of acquired
    intangibles                        --             --             --             --             --            --
-------------------------------------------------------------------------------------------------------------------
Total costs and expenses        3,119,356        338,586        451,589      3,909,531        457,479     2,661,877
-------------------------------------------------------------------------------------------------------------------

  Operating income / (loss)      (678,818)       (30,935)       (96,428)      (806,181)      (372,671)     (306,147)
===================================================================================================================

Excluding Depreciation, Amortization, Non-cash charges, Impairment of Acquired Intangibles and Software Reserve

                                                                                           ICC.NET Breakout by Source
                                                                                           --------------------------
                                                                                                             Van
                                                 Service     Professional  Consolidated                    Services
                                 ICC.NET         Bureau        Services        Q1             Mapping        Only
---------------------------------------------------------------------------------------------------------------------
  Revenues                      2,440,538        307,651        355,161      3,103,350         84,808     2,355,730

  Expenses:
  Cost of services              1,017,918        198,192        346,960      1,563,070        143,069       874,849
  Impairment
-------------------------------------------------------------------------------------------------------------------
  Gross Margin                  1,422,620        109,459          8,201      1,540,280        (58,261)    1,480,881
  Gross Margin %                     58.3%          35.6%           2.3%          49.6%         -68.7%          62.9%

  Product development and
    enhancement                   178,518         34,249             --        212,767             --       178,518
  Selling and marketing           747,213         18,450         33,000        798,663         33,000       714,213
  General and administrative      768,418         74,406         53,459        896,283         26,127       742,291
  Non-cash charges                     --             --             --             --             --            --
  Impairment of acquired
    intangibles                        --             --             --             --             --            --
-------------------------------------------------------------------------------------------------------------------
Total costs and expenses        2,712,067        325,297        433,419      3,470,783        202,196     2,509,871
-------------------------------------------------------------------------------------------------------------------
  Operating income / (loss)      (271,529)       (17,646)       (78,258)      (367,433)      (117,388)     (154,141)
===================================================================================================================

Internet Commerce Corporation
Fiscal 2004 Results of Operations
Quarter Ended January 31, 2004

                                                                                           ICC.NET Breakout by Source
                                                                                           --------------------------
                                                                                                             Van
                                                 Service     Professional  Consolidated                    Services
                                 ICC.NET         Bureau        Services        Q2             Mapping        Only
---------------------------------------------------------------------------------------------------------------------
  Revenues                      2,205,062        271,543        279,127      2,755,732         85,592     2,119,470

  Expenses:
  Cost of services              1,277,298        196,587        277,099      1,750,984        377,208       900,090
  Impairment                                      44,983             --         44,983
-------------------------------------------------------------------------------------------------------------------

  Gross Margin                    927,764         29,973          2,028        959,765       (291,616)    1,219,380
  Gross Margin %                     42.1%          11.0%           0.7%          34.8%        -340.7%         57.5%

  Product development and
    enhancement                   196,786         30,004             --        226,790             --       196,786
  Selling and marketing           759,400         19,496         33,000        811,896         33,000       726,400
  General and administrative      844,838         78,241         81,550      1,004,629         28,613       816,225
  Non-cash charges                473,144             --             --        473,144             --       473,144
  Impairment of acquired
    intangibles                        --             --             --             --             --            --
-------------------------------------------------------------------------------------------------------------------
Total costs and expenses        3,551,466        369,311        391,649      4,312,426        438,821     3,112,645
-------------------------------------------------------------------------------------------------------------------

  Operating income / (loss)    (1,346,404)       (97,768)      (112,522)    (1,556,694)      (353,229)     (993,175)
===================================================================================================================

Excluding Depreciation, Amortization, Non-cash charges, Impairment of Acquired Intangibles and Software Reserve

                                                                                           ICC.NET Breakout by Source
                                                                                           --------------------------
                                                                                                             Van
                                                 Service     Professional  Consolidated                    Services
                                 ICC.NET         Bureau        Services        Q2             Mapping        Only
---------------------------------------------------------------------------------------------------------------------
  Revenues                      2,205,062        271,543        279,127      2,755,732         85,592     2,119,470

  Expenses:
  Cost of services                996,319        190,879        270,965      1,458,163        127,490       868,829
  Impairment
-------------------------------------------------------------------------------------------------------------------
  Gross Margin                  1,208,743         80,664          8,162      1,297,569        (41,898)    1,250,641
  Gross Margin %                     54.8%          29.7%           2.9%          47.1%         -49.0%         59.0%

  Product development and
    enhancement                   184,238         30,004             --        214,242             --       184,238
  Selling and marketing           732,201         19,495         33,000        784,696         33,000       699,201
  General and administrative      814,461         70,661         71,232        956,354         26,292       788,169
  Non-cash charges                     --             --             --             --             --            --
  Impairment of acquired
    intangibles                        --             --             --             --             --            --
-------------------------------------------------------------------------------------------------------------------
Total costs and expenses        2,727,219        311,039        375,197      3,413,455        186,782     2,540,437
-------------------------------------------------------------------------------------------------------------------
  Operating income / (loss)      (522,157)       (39,496)       (96,070)      (657,723)      (101,190)     (420,967)
===================================================================================================================

Internet Commerce Corporation
Fiscal 2004 Results of Operations
Six Months Ended January 31, 2004

                                                                                           ICC.NET Breakout by Source
                                                                                           --------------------------
                                                                                                             Van
                                                 Service     Professional  Consolidated                    Services
                                 ICC.NET         Bureau        Services      YTD 2004         Mapping        Only
---------------------------------------------------------------------------------------------------------------------
  Revenues                      4,645,600        579,194        634,288      5,859,082        170,400     4,475,200

  Expenses:
  Cost of services              2,579,965        400,488        630,839      3,611,292        772,984     1,806,981
  Impairment                           --         44,983             --         44,983             --            --
-------------------------------------------------------------------------------------------------------------------
  Gross Margin                  2,065,635        133,723          3,449      2,202,807       (602,584)    2,668,219
  Gross Margin %                     44.5%          23.1%           0.5%          37.6%        -353.6%         59.6%

  Product development and
    enhancement                   387,750         64,253             --        452,003             --       387,750
  Selling and marketing         1,533,630         37,946         66,000      1,637,576         66,000     1,467,630
  General and administrative    1,643,390        160,227        146,399      1,950,016         57,316     1,586,074
  Non-cash charges                526,087             --             --        526,087             --       526,087
  Impairment of acquired
    intangibles                        --             --             --             --             --            --
-------------------------------------------------------------------------------------------------------------------
Total costs and expenses        6,670,822        707,897        843,238      8,221,957        896,300     5,774,522
-------------------------------------------------------------------------------------------------------------------
  Operating income / (loss)    (2,025,222)      (128,703)      (208,950)    (2,362,875)      (725,900)   (1,299,322)
===================================================================================================================

Excluding Depreciation, Amortization, Non-cash charges, Impairment of Acquired Intangibles and Software Reserve

                                                                                           ICC.NET Breakout by Source
                                                                                           --------------------------
                                                                                                             Van
                                                 Service     Professional  Consolidated                    Services
                                 ICC.NET         Bureau        Services      YTD 2004         Mapping        Only
---------------------------------------------------------------------------------------------------------------------
  Revenues                      4,645,600        579,194        634,288      5,859,082        170,400     4,475,200

  Expenses:
  Cost of services              2,014,237        389,071        617,925      3,021,233        270,559     1,743,678
  Impairment                           --             --             --             --             --            --
-------------------------------------------------------------------------------------------------------------------
  Gross Margin                  2,631,363        190,123         16,363      2,837,849       (100,159)    2,731,522
  Gross Margin %                     56.6%          32.8%           2.6%          48.4%        -58.8%          61.0%

  Product development and
    enhancement                   362,756         64,253             --        427,009             --       362,756
  Selling and marketing         1,479,414         37,945         66,000      1,583,359         66,000     1,413,414
  General and administrative    1,582,879        145,067        124,691      1,852,637         52,419     1,530,460
  Non-cash charges                     --             --             --             --             --            --
  Impairment of acquired
    intangibles                        --             --             --             --             --            --
-------------------------------------------------------------------------------------------------------------------
Total costs and expenses        5,439,286        636,336        808,616      6,884,238        388,978     5,050,308
-------------------------------------------------------------------------------------------------------------------
  Operating income / (loss)      (793,686)       (57,142)      (174,328)    (1,025,156)      (218,578)     (575,108)
===================================================================================================================

             Reconciliation of Gross Margin to Adjusted Gross Margin

                                                    Q1             Q2             Q3             Q4
                                                   2001           2001           2001           2001
Consolidated:
Revenue                                         1,316,384      2,582,386      3,041,467      2,802,281
Cost of Services                                1,059,014      2,722,561      2,478,408      3,094,370
Less: Depreciation & Amortization                  91,445        530,445        504,100        411,830
      Impairment of Software Inventory                 --             --             --             --
      Impairment of Capitalized Software               --             --             --             --
Adjusted Cost of Services                         967,569      2,192,116      1,974,308      2,682,540
Adjusted Gross Margin                             348,815        390,270      1,067,159        119,741
Adjusted Gross Margin %                              26.5%          15.1%          35.1%           4.3%

VAN Services:
Revenue                                           905,159      1,034,919      1,602,156      1,304,458
Cost of Services                                  899,287        853,638        938,341      1,197,960
Less: Depreciation & Amortization                  91,445         91,442         65,097         65,097
Adjusted Cost of Services                         807,842        762,196        873,244      1,132,863
Adjusted Gross Margin                              97,317        272,723        728,912        171,595
Adjusted Gross Margin %                              10.8%          26.4%          45.5%          13.2%

Professional Services:
Revenue                                                          794,706        816,052        910,254
Cost of Services                                               1,035,049        855,023      1,001,206
Less: Depreciation & Amortization                      --        200,000        199,999        107,731
      Impairment of Software Inventory                 --             --             --             --
Adjusted Cost of Services                              --        835,049        655,024        893,475
Adjusted Gross Margin                                  --        (40,343)       161,028         16,779
Adjusted Gross Margin %                                --           -5.1%          19.7%           1.8%

Service Bureau:
Revenue                                           411,225        345,959        329,319        375,585
Cost of Services                                  159,727        134,871        169,532        204,405
Less: Depreciation & Amortization                      --             --             --             --
      Impairment of Capitalized Software               --             --             --             --
Adjusted Cost of Services                         159,727        134,871        169,532        204,405
Adjusted Gross Margin                             251,498        211,088        159,787        171,180
Adjusted Gross Margin %                              61.2%          61.0%          48.5%          45.6%

Mapping Services:
Revenue                                                --        406,803        293,939        211,985
Cost of Services                                       --        699,003        515,512        690,800
Less: Depreciation & Amortization                      --        239,003        239,003        239,003
Adjusted Cost of Services                              --        460,000        276,509        451,797
Adjusted Gross Margin                                  --        (53,197)        17,430       (239,812)
Adjusted Gross Margin %                                --          -13.1%           5.9%       -113.1%

                                                    Q1             Q2            Q3             Q4
                                                   2002           2002          2002           2002
Consolidated:
Revenue                                         3,045,927      2,689,599     2,724,582      5,761,688
Cost of Services                                2,482,453      2,146,638     1,863,739      2,282,724
Less: Depreciation & Amortization                 336,535        345,466       347,109        350,271
      Impairment of Software Inventory                 --             --            --             --
      Impairment of Capitalized Software               --             --            --             --
Adjusted Cost of Services                       2,145,918      1,801,172     1,516,630      1,932,453
Adjusted Gross Margin                             900,009        888,427     1,207,952      3,829,235
Adjusted Gross Margin %                              29.5%          33.0%         44.3%          66.5%

VAN Services:
Revenue                                         1,567,749      1,452,992     1,660,460      4,690,702
Cost of Services                                  933,840      1,039,421       924,315      1,164,263
Less: Depreciation & Amortization                  97,532        106,463       108,106        110,370
Adjusted Cost of Services                         836,308        932,958       816,209      1,053,893
Adjusted Gross Margin                             731,441        520,034       844,251      3,636,809
Adjusted Gross Margin %                              46.7%          35.8%         50.8%          77.5%

Professional Services:
Revenue                                           596,209        612,034       477,355        466,724
Cost of Services                                  797,831        447,418       352,338        594,162
Less: Depreciation & Amortization                      --             --            --             --
      Impairment of Software Inventory                 --             --            --             --
Adjusted Cost of Services                         797,831        447,418       352,338        594,162
Adjusted Gross Margin                            (201,622)       164,616       125,017       (127,438)
Adjusted Gross Margin %                             -33.8%          26.9%         26.2%         -27.3%

Service Bureau:
Revenue                                           419,588        378,804       419,567        415,224
Cost of Services                                  236,240        218,804       208,685        175,488
Less: Depreciation & Amortization                      --             --            --            899
      Impairment of Capitalized Software               --             --            --             --
Adjusted Cost of Services                         236,240        218,804       208,685        174,589
Adjusted Gross Margin                             183,348        160,000       210,882        240,635
Adjusted Gross Margin %                              43.7%          42.2%         50.3%          58.0%

Mapping Services:
Revenue                                           462,380        245,770       167,199        189,038
Cost of Services                                  514,542        440,995       378,401        348,812
Less: Depreciation & Amortization                 239,003        239,003       239,003        239,003
Adjusted Cost of Services                         275,539        201,992       139,398        109,809
Adjusted Gross Margin                             186,841         43,778        27,801         79,229
Adjusted Gross Margin %                              40.4%          17.8%         16.6%          41.9%

                                               Q1             Q2              Q3              Q4              Q1              Q2
                                              2003           2003            2003            2003            2004            2004
Consolidated:
Revenue                                    3,049,775      2,837,405       3,094,232       3,101,899       3,103,350       2,755,732
Cost of Services                           1,878,526      2,177,088       2,054,037       1,908,727       1,860,308       1,795,969
Less: Depreciation & Amortization            290,160        290,641         276,147         279,831         297,235         292,824
      Impairment of Software Inventory            --        248,077              --              --              --
      Impairment of Capitalized Software          --             --         133,961          14,519              --          44,983
Adjusted Cost of Services                  1,588,366      1,638,370       1,643,929       1,614,377       1,563,073       1,458,162
Adjusted Gross Margin                      1,461,409      1,199,035       1,450,303       1,487,522       1,540,277       1,297,570
Adjusted Gross Margin %                         47.9%          42.3%           46.9%           48.0%           49.6%           47.1%

VAN Services:
Revenue                                    1,948,959      1,885,557       2,204,631       2,256,711       2,355,730       2,119,470
Cost of Services                             915,239        950,008         959,028         919,688         906,891         900,091
Less: Depreciation & Amortization             36,417         36,898          33,894          33,762          32,042          31,262
Adjusted Cost of Services                    878,822        913,110         925,134         885,926         874,849         868,829
Adjusted Gross Margin                      1,070,137        972,447       1,279,497       1,370,785       1,480,881       1,250,641
Adjusted Gross Margin %                         54.9%          51.6%           58.0%           60.7%           62.9%           59.0%

Professional Services:
Revenue                                      464,658        403,719         455,896         404,173         355,162         279,127
Cost of Services                             420,045        676,460         446,872         423,832         353,741         277,099
Less: Depreciation & Amortization                 --             --              --              --           6,778           6,134
      Impairment of Software Inventory            --        248,077              --              --              --              --
Adjusted Cost of Services                    420,045        428,383         446,872         423,833         346,963         270,965
Adjusted Gross Margin                         44,613        (24,664)          9,024         (19,660)          8,199           8,162
Adjusted Gross Margin %                          9.6%          -6.1%            2.0%           -4.9%            2.3%            2.9%

Service Bureau:
Revenue                                      466,037        389,858         340,754         291,296         307,651         271,543
Cost of Services                             202,074        183,493         309,094         188,953         203,901         241,571
Less: Depreciation & Amortization             14,743         14,743           3,255           7,070           5,709           5,709
      Impairment of Capitalized Software          --             --         133,961          14,519              --          44,983
Adjusted Cost of Services                    187,331        168,750         171,878         167,364         198,192         190,879
Adjusted Gross Margin                        278,706        221,108         168,876         123,932         109,459          80,664
Adjusted Gross Margin %                         59.8%          56.7%           49.6%           42.5%           35.6%           29.7%

Mapping Services:
Revenue                                      170,121        158,272          92,951         149,719          84,808          85,592
Cost of Services                             341,168        367,127         339,043         376,254         395,776         377,208
Less: Depreciation & Amortization            239,000        239,001         239,000         239,001         252,707         249,718
Adjusted Cost of Services                    102,168        128,126         100,043         137,253         143,069         127,490
Adjusted Gross Margin                         67,953         30,146          (7,092)         12,466         (58,261)        (41,898)
Adjusted Gross Margin %                         39.9%          19.0%           -7.6%            8.3%          -68.7%          -49.0%

      Reconciliation of GAAP to EBITDA Product development and enhancement

                                                    Q1             Q2             Q3             Q4
                                                   2001           2001           2001           2001
Consolidated:
Product development and enhancement               152,196        285,445        237,012        256,374
Less: Depreciation & Amortization                   3,511          3,511          2,626          2,625
      Impairment of Software Inventory                 --             --             --             --
      Impairment of Capitalized Software               --             --             --             --
      Non Cash Charges                                 --             --             --             --
Adjusted Product development and enhancement      148,685        281,934        234,386        253,749

VAN Services:
Product development and enhancement                57,516        193,325        158,216        216,221
Less: Depreciation & Amortization                   3,511          3,511          2,626          2,625
      Impairment of Software Inventory
      Impairment of Capitalized Software
      Non Cash Charges
Adjusted Product development and enhancement       54,005        189,814        155,590        213,596

Professional Services:
Product development and enhancement                    --             --             --             --
Less: Depreciation & Amortization
      Impairment of Software Inventory
      Impairment of Capitalized Software
      Non Cash Charges
Adjusted Product development and enhancement

Service Bureau:
Product development and enhancement                94,680         92,120         78,796         40,153
Less: Depreciation & Amortization
      Impairment of Software Inventory
      Impairment of Capitalized Software
      Non Cash Charges
Adjusted Product development and enhancement       94,680         92,120         78,796         40,153

Mapping Services:
Product development and enhancement                    --             --             --             --
Less: Depreciation & Amortization
      Impairment of Software Inventory
      Impairment of Capitalized Software
      Non Cash Charges
Adjusted Product development and enhancement           --             --             --             --

                                                    Q1             Q2            Q3             Q4
                                                   2002           2002          2002           2002
Consolidated:
Product development and enhancement               244,742        254,588       230,457        247,116
Less: Depreciation & Amortization                  23,409         19,733        14,161         13,983
      Impairment of Software Inventory                 --             --            --             --
      Impairment of Capitalized Software               --             --            --             --
      Non Cash Charges                                 --             --            --             --
Adjusted Product development and enhancement      221,333        234,855       216,296        233,133

VAN Services:
Product development and enhancement               199,304        212,862       198,293        211,855
Less: Depreciation & Amortization                  23,409         19,733        14,161         13,983
      Impairment of Software Inventory
      Impairment of Capitalized Software
      Non Cash Charges
Adjusted Product development and enhancement      175,895        193,129       184,132        197,872

Professional Services:
Product development and enhancement                    --             --            --             --
Less: Depreciation & Amortization
      Impairment of Software Inventory
      Impairment of Capitalized Software
      Non Cash Charges
Adjusted Product development and enhancement

Service Bureau:
Product development and enhancement                45,438         41,726        32,164         35,261
Less: Depreciation & Amortization
      Impairment of Software Inventory
      Impairment of Capitalized Software
      Non Cash Charges
Adjusted Product development and enhancement       45,438         41,726        32,164         35,261

Mapping Services:
Product development and enhancement                    --             --            --             --
Less: Depreciation & Amortization
      Impairment of Software Inventory
      Impairment of Capitalized Software
      Non Cash Charges
Adjusted Product development and enhancement           --             --            --             --

                                                 Q1             Q2              Q3           Q4              Q1              Q2
                                                2003           2003            2003         2003            2004            2004
Consolidated:
Product development and enhancement            260,400        295,389         273,365      281,787         225,214         226,790
Less: Depreciation & Amortization               13,700         13,883           8,204        7,943          12,447          12,548
      Impairment of Software Inventory              --             --              --           --              --              --
      Impairment of Capitalized Software            --             --              --           --              --              --
      Non Cash Charges                              --             --              --           --              --              --
Adjusted Product development and enhancement   246,700        281,506         265,161      273,844         212,767         214,241

VAN Services:
Product development and enhancement            230,219        248,603         238,826      257,935         190,965         196,786
Less: Depreciation & Amortization               13,700         13,883           8,204        7,943          12,447          12,548
      Impairment of Software Inventory
      Impairment of Capitalized Software
      Non Cash Charges
Adjusted Product development and enhancement   216,519        234,720         230,622      249,992         178,518         184,238

Professional Services:
Product development and enhancement                 --             --              --           --              --
Less: Depreciation & Amortization
      Impairment of Software Inventory
      Impairment of Capitalized Software
      Non Cash Charges
Adjusted Product development and enhancement

Service Bureau:
Product development and enhancement             30,181         46,786          34,539       23,852          34,249          30,003
Less: Depreciation & Amortization
      Impairment of Software Inventory
      Impairment of Capitalized Software
      Non Cash Charges
Adjusted Product development and enhancement    30,181         46,786          34,539       23,852          34,249          30,003

Mapping Services:
Product development and enhancement                 --             --              --           --              --
Less: Depreciation & Amortization
      Impairment of Software Inventory
      Impairment of Capitalized Software
      Non Cash Charges
Adjusted Product development and enhancement        --             --              --           --              --

             Reconciliation of GAAP to EBITDA Selling and Marketing

                                                    Q1             Q2             Q3             Q4
                                                   2001           2001           2001           2001
Consolidated:
Selling and marketing                           1,177,918      1,555,517      1,362,391      1,287,755
Less:Depreciation & Amortization                    2,250         32,650         32,828          2,428
   Impairment of Software Inventory                    --             --             --             --
   Impairment of Capitalized Software                  --             --             --             --
   Non Cash Charges                                    --             --             --             --
Adjusted selling and marketing                  1,175,668      1,522,867      1,329,563      1,285,327

VAN Services:
Selling and marketing                           1,154,313      1,175,790        924,865        794,174
Less:Depreciation & Amortization                    2,250          2,250          2,428          2,428
   Impairment of Software Inventory
   Impairment of Capitalized Software
   Non Cash Charges
Adjusted selling and marketing                  1,152,063      1,173,540        922,437        791,746

Professional Services:
Selling and marketing                                  --        226,756        250,871        277,242
Less: Depreciation & Amortization                                 30,400         30,400
   Impairment of Software Inventory
   Impairment of Capitalized Software
   Non Cash Charges
Adjusted selling and marketing                         --        196,356        220,471        277,242

Service Bureau:
Selling and marketing                              23,605         18,595         34,947         28,235
Less:Depreciation & Amortization
   Impairment of Software Inventory
   Impairment of Capitalized Software
   Non Cash Charges
Adjusted selling and marketing                     23,605         18,595         34,947         28,235

Mapping Services:
Selling and marketing                                  --        134,376        151,708        188,104
Less:Depreciation & Amortization
   Impairment of Software Inventory
   Impairment of Capitalized Software
   Non Cash Charges
Adjusted selling and marketing                         --        134,376        151,708        188,104

                                                  Q1             Q2            Q3             Q4
                                                 2002           2002          2002           2002
Consolidated:
Selling and marketing                           975,556        924,718       922,900        676,326
Less:Depreciation & Amortization                 25,740         26,802        24,486         21,045
   Impairment of Software Inventory                  --             --            --             --
   Impairment of Capitalized Software                --             --            --             --
   Non Cash Charges                                  --             --            --             --
Adjusted selling and marketing                  949,816        897,916       898,414        655,281

VAN Services:
Selling and marketing                           725,082        758,662       713,277        620,207
Less:Depreciation & Amortization                 25,740         26,802        24,486         21,045
   Impairment of Software Inventory
   Impairment of Capitalized Software
   Non Cash Charges
Adjusted selling and marketing                  699,342        731,860       688,791        599,162

Professional Services:
Selling and marketing                           135,245         81,857       107,017         17,598
Less: Depreciation & Amortization
   Impairment of Software Inventory
   Impairment of Capitalized Software
   Non Cash Charges
Adjusted selling and marketing                  135,245         81,857       107,017         17,598

Service Bureau:
Selling and marketing                            29,160         32,106        34,501         27,333
Less:Depreciation & Amortization
   Impairment of Software Inventory
   Impairment of Capitalized Software
   Non Cash Charges
Adjusted selling and marketing                   29,160         32,106        34,501         27,333

Mapping Services:
Selling and marketing                            86,069         52,093        68,105         11,188
Less:Depreciation & Amortization
   Impairment of Software Inventory
   Impairment of Capitalized Software
   Non Cash Charges
Adjusted selling and marketing                   86,069         52,093        68,105         11,188

                                              Q1             Q2              Q3              Q4              Q1              Q2
                                             2003           2003            2003            2003            2004            2004
Consolidated:
Selling and marketing                       763,529        822,088         734,415         714,694         825,680         811,896
Less:Depreciation & Amortization             23,564         24,896          13,835          12,911          27,017          27,200
   Impairment of Software Inventory              --             --              --              --              --              --
   Impairment of Capitalized Software            --             --              --              --              --              --
   Non Cash Charges                              --             --              --              --              --              --
Adjusted selling and marketing              739,965        797,192         720,580         701,783         798,663         784,696

VAN Services:
Selling and marketing                       646,492        698,957         642,690         631,333         741,230         726,401
Less:Depreciation & Amortization             23,564         24,896          13,835          12,911          27,017          27,200
   Impairment of Software Inventory
   Impairment of Capitalized Software
   Non Cash Charges
Adjusted selling and marketing              622,928        674,061         628,855         618,422         714,213         699,201

Professional Services:
Selling and marketing                        44,022         31,804          33,000          33,000          33,000          33,000
Less: Depreciation & Amortization
   Impairment of Software Inventory
   Impairment of Capitalized Software
   Non Cash Charges
Adjusted selling and marketing               44,022         31,804          33,000          33,000          33,000          33,000

Service Bureau:
Selling and marketing                        35,194         57,131          25,725          17,361          18,450          19,495
Less:Depreciation & Amortization
   Impairment of Software Inventory
   Impairment of Capitalized Software
   Non Cash Charges
Adjusted selling and marketing               35,194         57,131          25,725          17,361          18,450          19,495

Mapping Services:
Selling and marketing                        37,821         34,196          33,000          33,000          33,000          33,000
Less:Depreciation & Amortization
   Impairment of Software Inventory
   Impairment of Capitalized Software
   Non Cash Charges
Adjusted selling and marketing               37,821         34,196          33,000          33,000          33,000          33,000

            Reconciliation of GAAP to EBITDA General & Administrative

                                                    Q1             Q2             Q3             Q4
                                                   2001           2001           2001           2001
Consolidated:
General and administrative                      1,959,362      2,832,184      2,920,721      1,970,320
Less: Depreciation & Amortization                 187,730        713,440        797,002        377,821
      Impairment of Software Inventory                 --             --             --             --
      Impairment of Capitalized Software               --             --             --             --
      Non Cash Charges                                 --             --             --             --
Adjusted general and administrative             1,771,632      2,118,744      2,123,719      1,592,499

VAN Services:
General and administrative                      1,784,977      1,379,794      1,579,695      1,465,345
Less: Depreciation & Amortization                 126,898        126,899        168,977        178,150
      Impairment of Software Inventory
      Impairment of Capitalized Software
      Non Cash Charges
Adjusted general and administrative             1,658,079      1,252,895      1,410,718      1,287,195

Professional Services:
General and administrative                             --        923,000        858,084        214,432
Less: Depreciation & Amortization                                479,471        511,408         90,115
      Impairment of Software Inventory
      Impairment of Capitalized Software
      Non Cash Charges
Adjusted general and administrative                    --        443,529        346,676        124,317

Service Bureau:
General and administrative                        174,385        190,480        211,369        197,236
Less: Depreciation & Amortization                  60,832         60,516         70,448         68,808
      Impairment of Software Inventory
      Impairment of Capitalized Software
      Non Cash Charges
Adjusted general and administrative               113,553        129,964        140,921        128,428

Mapping Services:
General and administrative                             --        338,910        271,573         93,307
Less: Depreciation & Amortization                                 46,554         46,169         40,748
      Impairment of Software Inventory
      Impairment of Capitalized Software
      Non Cash Charges
Adjusted general and administrative                    --        292,356        225,404         52,559

                                                    Q1             Q2            Q3             Q4
                                                   2002           2002          2002           2002
Consolidated:
General and administrative                      1,359,822      1,294,461     1,510,988      1,684,040
Less: Depreciation & Amortization                 176,795        171,163       124,213        129,848
      Impairment of Software Inventory                 --             --            --             --
      Impairment of Capitalized Software               --             --            --             --
      Non Cash Charges                                 --             --            --             --
Adjusted general and administrative             1,183,027      1,123,298     1,386,775      1,554,192

VAN Services:
General and administrative                        911,582        877,258       994,826      1,017,360
Less: Depreciation & Amortization                  57,947         60,562        31,975         35,598
      Impairment of Software Inventory
      Impairment of Capitalized Software
      Non Cash Charges
Adjusted general and administrative               853,635        816,696       962,851        981,762

Professional Services:
General and administrative                        210,473        198,772       325,315        373,180
Less: Depreciation & Amortization                  59,602         55,961        50,081         44,226
      Impairment of Software Inventory
      Impairment of Capitalized Software
      Non Cash Charges
Adjusted general and administrative               150,871        142,811       275,234        328,954

Service Bureau:
General and administrative                        122,844        133,649       114,761        140,075
Less: Depreciation & Amortization                  21,315         19,027        10,285         22,065
      Impairment of Software Inventory
      Impairment of Capitalized Software
      Non Cash Charges
Adjusted general and administrative               101,529        114,622       104,476        118,010

Mapping Services:
General and administrative                        114,923         84,782        76,086        153,425
Less: Depreciation & Amortization                  37,931         35,613        31,872         27,959
      Impairment of Software Inventory
      Impairment of Capitalized Software
      Non Cash Charges
Adjusted general and administrative                76,992         49,169        44,214        125,466

                                               Q1             Q2              Q3              Q4              Q1              Q2
                                              2003           2003            2003            2003            2004            2004
Consolidated:
General and administrative                 1,110,142      1,095,345       1,028,298       1,204,845         945,387       1,004,628
Less: Depreciation & Amortization            112,360        102,238          88,374          89,226          49,104          48,274
      Impairment of Software Inventory            --             --              --              --              --
      Impairment of Capitalized Software          --             --              --              --              --
      Non Cash Charges                            --             --              --              --              --
Adjusted general and administrative          997,782        993,107         939,924       1,115,619         896,283         956,354

VAN Services:
General and administrative                   852,834        803,087         725,919         879,942         769,849         816,225
Less: Depreciation & Amortization             34,080         34,827          27,882          28,917          27,557          28,054
      Impairment of Software Inventory
      Impairment of Capitalized Software
      Non Cash Charges
Adjusted general and administrative          818,754        768,260         698,037         851,025         742,292         788,171

Professional Services:
General and administrative                    77,557        102,393         124,544         157,780          64,849          81,550
Less: Depreciation & Amortization             33,686         27,827          29,297          28,297          11,390          10,318
      Impairment of Software Inventory
      Impairment of Capitalized Software
      Non Cash Charges
Adjusted general and administrative           43,871         74,566          95,247         129,483          53,459          71,232

Service Bureau:
General and administrative                   115,318        141,237         114,019         112,948          81,986          78,240
Less: Depreciation & Amortization             15,903         15,903           7,581           7,580           7,580           7,580
      Impairment of Software Inventory
      Impairment of Capitalized Software
      Non Cash Charges
Adjusted general and administrative           99,415        125,334         106,438         105,368          74,406          70,660

Mapping Services:
General and administrative                    64,433         48,628          63,816          54,175          28,703          28,613
Less: Depreciation & Amortization             28,691         23,681          23,614          24,432           2,577           2,322
      Impairment of Software Inventory
      Impairment of Capitalized Software
      Non Cash Charges
Adjusted general and administrative           35,742         24,947          40,202          29,743          26,126          26,291


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